UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)                July 11, 2007
CAMBREX CORPORATION

(Exact name of Registrant as specified in its charter)

DELAWARE	1-10638	22-2476135

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY	07073

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:                (201) 804-3000
Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Compensatory Arrangements of Certain Officers
SIGNATURES

CAMBREX CORPORATION
Form 8-K
Current Report
July 11, 2007
Section 5 — Corporate Governance and Management
Item 5.02(e) Compensatory Arrangements of Certain Officers
     Cambrex Corporation (Cambrex or the Company) is reporting under Item 5.02(e) that on July 11, 2007 the Board of Directors of Cambrex (Board) upon recommendation of the Compensation Committee of the Board approved a revised incentive compensation plan for fiscal year 2007 (the Plan) covering certain officers; including the Company’s principal executive officer, principal financial officer and certain named executive officers (Participants).
     Under the Plan, the Participants will receive incentive compensation in the form of cash and restricted stock units for certain improvements in the EBITDA performance of the Company over the prior year and the achievement of personal goals. The actual payout of incentive compensation can vary depending on the level of EBITDA performance and achievement of personal goals. The amount of the incentive compensation paid is based on a percentage of the Participant’s base salary. At the minimum threshold of EBITDA improvement, up to 10% of base salary could be paid; at the target level of EBITDA improvement, up to 100% of base salary could be paid; and if EBITDA performance met or exceeded the maximum level of EBITDA improvement, up to 200% of base salary could be paid.
     The following is an example of possible payouts under the Plan for the Participants based on certain improvement of EBITDA performance over the prior year and assuming one hundred percent achievement of personal goals:

PARTICIPANTS	50% Base Salary	100% of Base Salary	200% Base Salary

P. Russolo	$171,600	$343,200	$686,400
J. Mack	$250,000	$500,000	$1,000,000
S. Klosk	$200,000	$400,000	$800,000
G. Sargen	$150,000	$300,000	$600,000
The awards under the Plan are paid as follows:
     1) Seventy percent (70%) of the award will be paid in cash; and
     2) Thirty percent (30%) of the award will be paid in restricted stock units, which shall vest in one-third increments on each anniversary of the date of such grant and all restrictions will lapse on the third anniversary of grant.
     We have not provided the minimum, target or maximum thresholds of EBITDA performance improvement against which incentive compensation would be paid. We believe such thresholds are statements of expectations and estimates of future results and therefore disclosure of such thresholds could cause competitive harm to the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

CAMBREX CORPORATION
Date:	July 11, 2007	By:	/s/ Peter E. Thauer
			Name:	Peter E. Thauer
			Title:	Senior Vice President, General Counsel and Corporate Secretary